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                                                                    EXHIBIT 10.8


                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

         This is the second amendment (the "Amendment"), dated February 8, 2000, by and between CRESCENT INTERNATIONAL LIMITED (the "Investor"), an entity organized and existing under the laws of Bermuda, and FRANKLIN TELECOMMUNICATIONS CORP. (the "Company"), a corporation organized and existing under the laws of the State of California, to the Stock Purchase Agreement, dated August 30, 1999, as amended by the Amendment to Stock Purchase Agreement, dated September 14, 1999 (the "Agreement"), by and between the Investor and the Company. All capitalized terms used and not otherwise defined herein shall have the same meanings as when used in the Agreement.

         WHEREAS, pursuant to the terms of the Agreement, the Investor has purchased and the Company has issued and sold shares of Common Stock through the Early Put for an Investment Amount of $2,000,000;

         WHEREAS, the Company and the Investor wish to amend further the Agreement to provide for the Investor to purchase and the Company to issue and sell additional shares of Common Stock through the February Put, as defined below, for an Investment Amount of $1,500,000; and

         NOW, THEREFORE, the parties agree as follows:

1. Section 1.27 of the Agreement is amended and restated in its entirety to read as follows:

     "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

2. Section 1.31 of the Agreement is amended and restated in its entirety to read as follows:

     "Put" shall mean the Early Put, the February Put and each occasion the Company elects to exercise its right to require the Investor to purchase a discretionary amount of the Company's Common Stock, subject to the terms and conditions of this Agreement.

3. Section 1.38 of the Agreement is amended and restated in its entirety to read as follows:

     "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated August 30, 1999, as amended by the Amendment to Registration Rights Agreement, dated September 14, 1999, and as further amended by the Second Amendment to Registration Rights Agreement, dated the date hereof, by and between the Investor and the Company.

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4.   Section 1.50 of the Agreement is amended and restated in its entirety to read as follows:

     "Warrants" shall mean the Early Put Warrant, the February Put Warrant and the Incentive Warrant.

5. Section 1.51 of the Agreement is amended and restated in its entirety to read as follows:

     "Warrant Shares" shall mean the Early Put Warrant Shares, the February Put Warrant Shares and the Incentive Warrant Shares.

6. Section 2.1(c) of the Agreement is amended and restated in its entirety to read as follows:

          (c) Early Put, February Put. The Company shall issue and sell and the Investor shall purchase, (i) on the Subscription Date, shares of the Common Stock for an Investment Amount of $1,000,000 at the Purchase Price on the Subscription Date, (ii) on September 14, 1999, shares of the Common Stock for an Investment Amount of $1,000,000 at the Purchase Price on the Subscription Date (the transactions described in clauses (i) and (ii) are collectively referred to as the "Early Put," and all shares described in clauses (i) and (ii) are collectively referred to herein as the "Early Put Shares") and (iii) on February 8, 2000, 841,515 shares of the Common Stock for an Investment Amount of $1,500,000 at the Purchase Price of $1.7825 per share (the "February Put," and all such shares are referred to as the "February Put Shares"). For the purpose only of the Early Put and the February Put, the Investor waives the requirements of Section 2.2, and the conditions set forth in paragraphs (a), (b), (i), (j), (k) and (m) of
     Section 7.2 hereof. Notwithstanding anything to the contrary set forth herein, for the purposes of Section 2.3, a Put Notice shall be deemed to have been delivered with respect to the February Put with an Investment Amount indicated thereon of $1,500,000, and the Closing Date for the February Put shall be February 8, 2000 (the "February Put Closing Date"). The Company's independent counsel shall deliver to the Investor on the February Put Closing Date an opinion relating to the February Put in the form of Exhibit D.

7. Section 2.1(d) of the Agreement is amended and restated in its entirety to read as follows:

          (d) Early Put Warrants, February Put Warrants. In addition to the Incentive Warrant (as defined hereinafter), (i) on the Subscription Date, the Company shall issue to the Investor an Early Put Warrant with an exercise price of $0.01 for each share of Common Stock, and (ii) on February 8, 2000, the Company shall issue to the Investor a warrant in the form of Exhibit G hereto (the "February Put Warrant"), with an exercise price of $0.01 for each share of Common stock (such shares of Common Stock issued or issuable pursuant to the exercise of the February Put Warrant being the "February Put Warrant Shares").

8. Section 2.4 of the Agreement is amended and restated in its entirety to read as follows:

          Section 2.4 Termination of Agreement and Investment Obligation. The Company shall have the right to terminate this Agreement at any time upon thirty


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     (30) days' written notice to the Investor. The Investor shall have the right to immediately terminate this Agreement (including with respect to any Put, notice of which has been given but the applicable Closing Date has not yet occurred) in accordance with Section 6.12 or in the event that: (i) the Registration Statement with respect to Registrable Securities relating to the Early Put is not effective within ninety-seven (97) days following the Subscription Date, (ii) a Registration Statement with respect to Registrable Securities relating to the February Put is not effective by June 7, 2000, (iii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period and (iv) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5, 6.6, 6.8 or 6.9.

9. The preamble to Article IV of the Agreement is amended and restated in its entirety to read as follows:

     The Company represents and warrants to the Investor that on the Subscription Date, each Effective Date, the February Put Closing Date and each subsequent Closing Date:

10. Section 7.2(a) of the Agreement is amended and restated in its entirety to read as follows:

          (a) Registration of the Registrable Securities with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC either:

              (i) a Registration Statement covering the resale of the Registrable Securities relating to the Early Put that shall have been declared effective by the SEC in no event later than ninety-seven (97) days after the Subscription Date, a Registration Statement covering the resale of Registrable Securities relating to the February Put that shall have been declared effective by the SEC in no event later than June 7, 2000, and a Registration Statement covering the resale of Registrable Securities relating to all subsequent Puts that shall have been declared effective by the SEC prior to any subsequent Put; or

              (ii) a Combined Registration Statement (as defined in the
                   Registration Rights Agreement) that shall have been declared effective by the SEC in no event later than ninety-seven (97) days after the Subscription Date.

11. Section 7.2(b) of the Agreement is amended and restated in its entirety to read as follows:

          (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement(s) shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has


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     issued or intends to issue a stop order with respect to a Registration
     Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of a Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist, (iii) with respect to each Put subsequent to the February Put, the Company shall have notified the Investor in accordance with Section 6.8 that each Registration Statement covering the Registrable Securities relating to the Early Put and the February Put have been declared effective by the SEC, and (iv) at least 30 days shall have elapsed since the Initial Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the SEC.

12. Copies of any notices, demands, requests, consents, approvals and other communications required to be sent to Rogers & Wells LLP pursuant to
     Section 10.4 shall instead be sent to Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, NY 10166, Attention: Sara Hanks, Esq./Earl S. Zimmerman, Esq., Telephone: (212) 878-8000, Facsimile: (212) 878-8375

     IN WITNESS WHEREOF, this Amendment has been entered into on the day and year first herein written.


                                            CRESCENT INTERNATIONAL LIMITED


                                            By: /s/ Mel Craw     /s/ Maxi Brezzi
                                                --------------------------------
                                                Name:  Mel Craw      Maxi Brezzi
                                                Title:



                                            FRANKLIN TELECOMMUNICATIONS CORP.


                                            By: /s/ Tom Russell
                                                --------------------------------
                                                Name:  Tom Russell
                                                Title: VP - CFO



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